SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 17, 1996



                            MORGAN STANLEY GROUP INC.

             (Exact name of registrant as specified in its charter)


          Delaware                  1-9085                   13-2838811

(State or other jurisdiction   (Commission File           (I.R.S. Employer
      of incorporation)             Number)            Identification Number)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)


                                 (212) 761-4000
                         (Registrant's telephone number
                              including area code)


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Item 7(c).        Exhibits

                  4. Restated Certificate of Incorporation for Morgan Stanley Group Inc., as amended to date.

                  23.    Consent of Shearman & Sterling.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MORGAN STANLEY GROUP INC.
                                                           (Registrant)



Date:    July 31, 1996                           By:  /s/ Patricia A. Kurtz
                                                      _________________________
                                                      Patricia A. Kurtz
                                                      Assistant Secretary























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                                  EXHIBIT INDEX

Exhibit
Number            Description
- ------            -----------

4                 Restated Certificate of Incorporation for Morgan Stanley
Group Inc., as amended to date.

23.               Consent of Shearman & Sterling